                                                         File No. 333-64349
                                                         File No. 811-9019

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]
Pre-Effective Amendment No.___                                        [   ]
Post-Effective Amendment No. __3__                                    [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]
Amendment No. __3__                                                   [ X ]


                          DOW TARGET VARIABLE FUND LLC
                           (Exact Name of Registrant)

                                One Financial Way
                             Montgomery, Ohio 45242
                     (Address of Principal Executive Office)
                                 (513) 794-6316
                         (Registrant's Telephone Number)

                          Ronald L. Benedict, Secretary
                          Dow Target Variable Fund LLC
                                  P.O. Box 237
                             Cincinnati, Ohio 45201
                     (Name and Address of Agent for Service)


                                   Notice to:
                        W. Randolph Thompson, Of Counsel
                              Jones & Blouch L.L.P.
                                 Suite 410-East
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007


Approximate Date of Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):


____ immediately upon filing pursuant to paragraph (b)
_X__ on May 1, 2001 pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
____ on (date) pursuant to paragraph (a)(1)
____ 75 days after filing pursuant to paragraph (a)(2)
____ on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Membership interests in Dow Target
                                       Variable Fund LLC

                                     Part A


                      Information Required in a Prospectus

                                   PROSPECTUS
                                  MAY 1, 2001
                      THE DOW(SM) TARGET VARIABLE FUND LLC
                               One Financial Way
                             Montgomery, Ohio 45242
                                 (800) 366-6654

     The Dow Target Variable Fund LLC is an open-end investment company. Its "Dow Target 10" portfolios are twelve non-diversified portfolios of the common stocks of the ten companies in the Dow Jones Industrial Average(SM) (the "Dow") having the highest dividend yields as of the close of business on or about the second last business day prior to the beginning of each portfolio's annual term. This is often called "the Dow 10" strategy. These ten companies are popularly known as the "Dogs of the Dow." Its "Dow Target 5" portfolios are twelve non-diversified portfolios of the common stocks of the five Dow 10 companies having the lowest per-share stock prices as of the close of business on or about the second last business day prior to the beginning of each of those portfolios' annual term.

     The Fund's objective is to provide above-average total return through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each portfolio of the Fund are not expected to reflect the entire Dow index. The prices of Fund interests are not intended to track movements of the Dow. The Dow consists of thirty stocks selected by Dow Jones & Company, Inc. (publishers of The Wall Street Journal) as representing American industry and the broader domestic stock market.

     The Fund is a limited liability company created under Ohio law. Its interests are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company ("ONLI"). Fund interests are not offered directly to the public. Fund interests are purchased by ONLI's separate accounts as an investment option for their variable annuity contracts.


     Management intends to propose the merger of the monthly portfolios into quarterly portfolios within the next year. If such a plan is approved by the Fund's Board of Managers, voting instructions will be sought from policyholders and the shares owned by ONLI and ONLAC will be cast accordingly. If the Board of Managers approves a plan of merger you will be given additional disclosure documents which will detail the proposed mergers and the benefits associated with each.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Form 8520D-5

                               TABLE OF CONTENTS


Investment Strategy...................      3
Risks.................................      3
Dow Target 10 -- January Portfolio....      4
Dow Target 10 -- February Portfolio...      5
Dow Target 10 -- March Portfolio......      5
Dow Target 10 -- April Portfolio......      6
Dow Target 10 -- May Portfolio........      6
Dow Target 10 -- June Portfolio.......      7
Dow Target 10 -- July Portfolio.......      7
Dow Target 10 -- August Portfolio.....      8
Dow Target 10 -- September
  Portfolio...........................      8
Dow Target 10 -- October Portfolio....      9
Dow Target 10 -- November Portfolio...      9
Dow Target 10 -- December Portfolio...     10
Dow Target 5 -- January Portfolio.....     10
Dow Target 5 -- February Portfolio....     11
Dow Target 5 -- September Portfolio...     11
Dow Target 5 -- October Portfolio.....     11
Dow Target 5 -- November Portfolio....     12
Dow Target 5 -- December Portfolio....     12
Fund Organization.....................     13
Fund Management.......................     13
The Dow Jones Industrial
  Average(SM).........................     14
Total Return History of the Dow 10 and
  Dow 5 Strategies (Not the Fund).....     14
Performance Data......................     15
Pricing of Fund Interests.............     15
Fund Dividends and Distributions......     16
Taxes.................................     16
Financial Highlights of Dow Target
  Variable Fund LLC...................     16
Financial Highlights..................     17


Form 8520D-5

INVESTMENT STRATEGY

     The Fund has 24 non-diversified portfolios. Each one is named after a different month (Dow Target 10 January portfolio, Dow Target 5 January portfolio, Dow Target 10 February portfolio, Dow Target 5 February portfolio, etc.) On or about the first business day of each month, each portfolio named for that month invests substantially all its assets in the 10 Dogs of the Dow stocks, or the 5 lowest priced Dogs of the Dow stocks, as the case may be, as determined at the close of the second-last business day of the preceding month. Fund management then sets the proportionate relationships among the 10 or 5 stocks in that portfolio for the next 12 months. For example, the stocks held in a January portfolio are maintained in their same relative proportions until the end of December. Those in a February portfolio are held until the end of the next January and so on. At the end of a portfolio's twelfth month, the portfolio is re-balanced with a new mix of 10 or 5 stocks.

     All purchases of Fund interests (variable annuity separate accounts) during any month are invested in that month's portfolios. After that month ends, you may not make further purchases of that month's portfolio interests until the corresponding month in later years. Any additional Fund purchases after the first business day of a portfolio's month will duplicate, as nearly as is practicable, the original proportionate relationships among its 10 or 5 stocks. Since the prices of each of the stocks change nearly every day, the ratio of the price of each stock to the total price of the entire group of 10 or 5 also changes daily. However, the proportion of stocks represented in a portfolio will not change materially.

     The investments of portfolio securities are, to the extent practicable, purchased in substantially equal dollar amounts for each of the 10 or 5 companies. It is generally not possible for management to purchase round lots (usually 100 shares) of those stocks in amounts that will precisely duplicate the prescribed mix. Also, it usually is impossible for a portfolio to be 100% invested in the prescribed mix of those stocks at any time. To the extent a portfolio is not fully invested, the interests of variable annuity owners may be diluted and total return may not directly track the investment results of the 10 or 5 stocks. To minimize this effect, Fund management will try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by a portfolio are amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the 10 or 5 stocks.

RISKS

     Investing in the ten Dogs of the Dow stocks, or the five lowest priced of those ten stocks, amounts to a moderately contrarian strategy. While these stocks represent large established companies recognized as industry leaders, they are currently out of favor relative to the other Dow stocks. While the relatively high dividends paid by these companies may account for a substantial portion of a portfolio's total return, there is no guarantee that the companies will meet their expected dividend distributions throughout the 12-month term of a portfolio, nor can there be any assurance that the stocks will appreciate in price during the 12-month term. The loss of money is a risk of investing in the Fund.

     The Dow 10 and 5 strategies select the stocks by formula without considering why some companies might currently be out of favor with investors. Thus, a company experiencing financial difficulties or business reverses will represent approximately 10% of a Dow Target 10 portfolio or approximately 20% of a Dow Target 5 portfolio if, as of the beginning of the portfolio's 12-month term, it is among the ten or five Dow stocks conforming to the portfolio's selection formula. In addition to factors affecting the prices for each of the individual stocks, all of those stocks are subject to general market and economic trends that might negatively impact a portfolio's total return. The mix of stocks will not be changed during a 12-month term in order to take advantage of changing market conditions.

     Being limited to ten or five stocks each, the portfolios are not diversified. This can expose each portfolio to potentially greater market fluctuations than might be experienced by a diversified fund. Variable annuity owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their contract assets.

Form 8520D-5

     The Fund's interests are owned entirely by ONLI's variable annuity separate accounts. In order for a variable annuity to be treated as an annuity, the Internal Revenue Code requires, in effect, that each portfolio be diversified as follows at the end of each calendar quarter:

     - no more than 55% of the value of a portfolio's total assets may be represented by any one investment,

     - no more than 70% of the value of portfolio's total assets may be represented by any two investments,

     - no more than 80% of the value of a portfolio's total assets may be represented by any three investments, and

     - no more than 90% of the value of a portfolio's total assets may be represented by any four investments.

     It is possible, particularly for the Dow Target 5 portfolios, that changes in the market prices of a portfolio's securities during the course of a year could cause the portfolio to fail this test at the end of a quarter. We intend to manage the Fund's portfolios so as to maintain the tax-advantaged status of the variable annuities. If we determine that a portfolio might fail this diversification test, we will purchase or sell securities for that portfolio in order to prevent that failure. In so doing, we will seek to minimize any deviations from the portfolio's standard strategy.


     The following bar charts and tables indicate the risks of investing in the Dow Target portfolios. They show changes in the portfolios' performance for the complete calendar year since the portfolios' inception and the portfolios' average annual returns for the year compared to those of the Dow. The portfolios' past performance does not necessarily indicate how they will perform in the future. Variable contract charges are not reflected in the charts or tables. If they were, the returns would be less than those shown.


DOW TARGET 10 -- JANUARY PORTFOLIO

00                                                            1.79%
99                                                            2.88%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 14.36%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -10.86%. That was the quarter ending on March 31, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    1/4/1999
----------------------------                                  --------    --------
Dow Target 10 -- January Portfolio..........................    1.79%        2.43%
Dow Jones Industrial Average................................   -6.20%       21.20%


Form 8520D-5

DOW TARGET 10 -- FEBRUARY PORTFOLIO


00                                                             5.65%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 16.81%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -10.06%. That was the quarter ending on March 31, 2000.



 AVERAGE ANNUAL TOTAL RETURNS                                              SINCE
   AS OF DECEMBER 31, 2000                                    ONE YEAR    2/1/1999
 ----------------------------                                 --------    --------
Dow Target 10 -- February Portfolio.........................    5.65%        6.55%
Dow Jones Industrial Average................................   -6.20%       18.88%



DOW TARGET 10 -- MARCH PORTFOLIO


00                                                            6.3%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 19.03%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -8.97%. That was the quarter ending on March 31, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    3/1/1999
----------------------------                                  --------    --------
Dow Target 10 -- March Portfolio............................    6.30%        4.64%
Dow Jones Industrial Average................................   -6.20%       19.25%


Form 8520D-5

DOW TARGET 10 -- APRIL PORTFOLIO


00                                                            2.54%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 18.98%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -11.78%. That was the quarter ending on March 31, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    4/1/1999
----------------------------                                  --------    --------
Dow Target 10 -- April Portfolio............................    2.54%        3.04%
Dow Jones Industrial Average................................   -6.20%       13.25%



DOW TARGET 10 -- MAY PORTFOLIO


00                                                            14.48%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 17.76%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -5.19%. That was the quarter ending on March 31, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    5/3/1999
----------------------------                                  --------    --------
Dow Target 10 -- May Portfolio..............................   14.48%       -2.35%
Dow Jones Industrial Average................................   -6.20%        2.69%


Form 8520D-5

DOW TARGET 10 -- JUNE PORTFOLIO


00                                                            2.32%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 13.16%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -8.30%. That was the quarter ending on June 30, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    6/1/1999
----------------------------                                  --------    --------
Dow Target 10 -- June Portfolio.............................    2.32%       -4.79%
Dow Jones Industrial Average................................   -6.20%        4.67%



DOW TARGET 10 -- JULY PORTFOLIO


00                                                            4.34%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 13.85%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -8.33%. That was the quarter ending on June 30, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    7/1/1999
----------------------------                                  --------    --------
Dow Target 10 -- July Portfolio.............................    4.34%       -4.76%
Dow Jones Industrial Average................................   -6.20%        0.63%


Form 8520D-5

DOW TARGET 10 -- AUGUST PORTFOLIO


00                                                            1.8%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 11.14%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -6.38%. That was the quarter ending on June 30, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    8/2/1999
----------------------------                                  --------    --------
Dow Target 10 -- August Portfolio...........................    1.80%       -6.28%
Dow Jones Industrial Average................................   -6.20%        3.56%



DOW TARGET 10 -- SEPTEMBER PORTFOLIO


00                                                            3.48%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 11.47%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -8.77%. That was the quarter ending on June 30, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    9/1/1999
----------------------------                                  --------    --------
Dow Target 10 -- September Portfolio........................    3.48%       -6.53%
Dow Jones Industrial Average................................   -6.20%        1.65%


Form 8520D-5

DOW TARGET 10 -- OCTOBER PORTFOLIO


00                                                            9.12%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 18.35%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -8.61%. That was the quarter ending on June 30, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                                SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    10/1/1999
----------------------------                                  --------    ---------
Dow Target 10 -- October Portfolio..........................    9.12%         0.90%
Dow Jones Industrial Average................................   -6.20%         6.35%



DOW TARGET 10 -- NOVEMBER PORTFOLIO


00                                                            -5.4%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 11.21%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -13.85%. That was the quarter ending on June 30, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                                SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    11/1/1999
----------------------------                                  --------    ---------
Dow Target 10 -- November Portfolio.........................   -5.40%       -3.75%
Dow Jones Industrial Average................................   -6.20%        2.41%


Form 8520D-5

DOW TARGET 10 -- DECEMBER PORTFOLIO


00                                                            -0.37%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 11.87%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -9.47%. That was the quarter ending on June 30, 2000.



 AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
   AS OF DECEMBER 31, 2000                                    ONE YEAR    12/1/1999
 ----------------------------                                 --------    ---------
Dow Target 10 -- December Portfolio.........................   -0.37%       -0.19%
Dow Jones Industrial Average................................   -6.20%        0.83%



DOW TARGET 5 -- JANUARY PORTFOLIO


00                                                            13.17%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 28.87%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -12.84%. That was the quarter ending on March 31, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    1/3/2000
----------------------------                                  --------    --------
Dow Target 5 -- January Portfolio...........................   13.17%       13.17%
Dow Jones Industrial Average................................   -6.20%       -6.18%


Form 8520D-5

DOW TARGET 5 -- FEBRUARY THROUGH AUGUST PORTFOLIOS



     The Charts for February through August are not included because the portfolios did not have a full calendar year of performance as of December 31, 2000.



DOW TARGET 5 -- SEPTEMBER PORTFOLIO


00                                                            16.86%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 16.30%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -8.20%. That was the quarter ending on June 30, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                               SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    9/1/1999
----------------------------                                  --------    --------
Dow Target 5 -- September Portfolio.........................   16.86%       -9.25%
Dow Jones Industrial Average................................   -6.20%        1.65%



DOW TARGET 5 -- OCTOBER PORTFOLIO


00                                                            9.07%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 25.29%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -10.88%. That was the quarter ending on March 31, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                                SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    10/1/1999
----------------------------                                  --------    ---------
Dow Target 5 -- October Portfolio...........................    9.07%       -5.62%
Dow Jones Industrial Average................................   -6.20%        6.35%


Form 8520D-5

DOW TARGET 5 -- NOVEMBER PORTFOLIO


00                                                           -13.31%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 16.17%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -17.43%. That was the quarter ending on March 31, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                                SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    11/1/1999
----------------------------                                  --------    ---------
Dow Target 5 -- November Portfolio..........................  -13.31%       -11.72%
Dow Jones Industrial Average................................   -6.20%         2.41%



DOW TARGET 5 -- DECEMBER PORTFOLIO


00                                                            7.05%


     During the period shown in the bar chart, the portfolio's highest return for a quarter was 27.62%. That was for the quarter ending on December 31, 2000. The lowest return for a quarter was -15.50%. That was the quarter ending on March 31, 2000.



AVERAGE ANNUAL TOTAL RETURNS                                                SINCE
  AS OF DECEMBER 31, 2000                                     ONE YEAR    12/1/1999
----------------------------                                  --------    ---------
Dow Target 5 -- December Portfolio..........................    7.05%        6.65%
Dow Jones Industrial Average................................   -6.20%        0.83%


Form 8520D-5

FUND ORGANIZATION

     The Fund is organized as an Ohio limited liability company. Its Board of Managers is responsible for the Fund's overall management and direction. The Board elects the Fund's officers. The Board approves all significant agreements including those with the investment adviser, sub-adviser, custodian and fund accounting agent. Board members are elected by owners of Fund interests.

     Under Ohio law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests". Each Fund interest represents an undivided interest in the stocks held in a Fund portfolio. The Fund is not offered directly to the public. The only direct owner of the Fund's interests is ONLI through its separate accounts. Those of ONLI's variable annuity owners who have contract values allocated to any of the Fund's portfolios have indirect beneficial rights in the Fund's interests.

     All Fund interests have equal voting rights. However, only interests of a particular portfolio are entitled to vote on matters affecting only that portfolio.

     Each issued and outstanding Fund interest is entitled to one vote and to participate equally in dividends and distributions declared by its corresponding portfolio, and in the net assets of the portfolio remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The interests of each portfolio, when issued, are fully paid and non-assessable. They have no pre-emptive, conversion, cumulative dividend or similar rights. They are freely transferable. Fund interests do not have cumulative rights. This means that owners of more than half of the Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

     ONLI votes Fund interests it holds in accordance with instructions it receives from the owners of variable annuity contracts issued in connection with each of its separate accounts. Any other Fund interests will be voted in proportion to the instructions received from all variable annuity owners.

FUND MANAGEMENT

     The Fund's day-to-day investment management is the responsibility of its investment adviser, Ohio National Investments, Inc. (the "Adviser"). The Adviser is an Ohio corporation. It is a wholly-owned subsidiary of ONLI and its address is the same as those of the Fund and ONLI. The Adviser and its predecessors have been managing investment companies since 1970. All of the Adviser's investment advisory personnel are also responsible for the management of ONLI's assets.

     For managing the Fund's assets, the Adviser receives a monthly management fee based on the Fund's total net assets. This fee is calculated daily and is at the annual rate of 0.60% of the average daily total net assets.

     In addition to the fee paid to the Adviser, the Fund incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

     The Adviser contracts with First Trust Advisors L.P. ("First Trust") to serve as sub-adviser to the Fund. First Trust manages the Fund's assets under the Adviser's supervision. First Trust, an investment adviser to financial institutions, is located at 1001 Warrenville Road in Lisle, Illinois. First Trust has been managing Dow 10 and Dow 5 strategies in unit investment trusts and other investment companies since 1991.

     First Trust has been granted a license by Dow Jones & Company, Inc. to use certain copyright, trademark and proprietary rights and trade secrets of Dow Jones. The Fund and ONLI have entered into agreements with First Trust giving the Fund and ONLI permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLI's separate accounts.

     For the services and rights provided by First Trust, the Adviser pays First Trust a monthly sub-advisory fee based on the Fund's total net assets. This fee is calculated daily and is at the annual rate of 0.35% of the Fund's average daily net assets.


     The Fund's transfer agent and accounting agent is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin. The Fund's custodian is Firstar Bank, 425 Walnut Street, Cincinnati, Ohio.


Form 8520D-5

THE DOW JONES INDUSTRIAL AVERAGE(SM)

     The Dow was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, it expanded to 20 stocks in 1916 and to its present size of 30 stocks in 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad stock market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the Dow are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the Dow may be changed at any time, for any reason. Any changes in the components of the Dow made after the stock selection date will not cause a change in the identify of the ten or five stocks included in a portfolio. The following is a list of the companies which currently comprise the Dow.


AT&T Corporation
Aluminum Company of America
American Express Company
Boeing Company
Caterpillar Inc.
Citigroup, Inc.
Coca-Cola Company
Walt Disney Company
E.I. duPont de Nemours & Company
Eastman Kodak Company
Exxon Mobil Corporation
General Electric Company
General Motors Corporation
Hewlett-Packard Co.
Home Depot, Inc.
Honeywell International, Inc.
Intel Corporation
International Business Machines Corporation
International Paper Company
Johnson & Johnson
McDonald's Corporation
Merck & Company, Inc.
Microsoft Corporation
Minnesota Mining & Manufacturing Company
J.P. Morgan Chase & Company, Inc.
Philip Morris Companies, Inc.
Procter & Gamble Company
SBC Communication Inc.
United Technologies Corporation
Wal-Mart Stores, Inc.


     The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Fund's unit owners or any member of the public regarding the advisability of purchasing the Fund. Dow Jones' only relationship to the Fund, ONLI, the Adviser or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of ONLI, the Adviser, First Trust or variable annuity owners into consideration in determining, composing or calculating the Dow. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Fund, including the pricing of Fund interests or the amount payable under variable contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.

TOTAL RETURN HISTORY OF THE DOW 10 AND DOW 5 STRATEGIES (NOT THE FUND)

     The following table compares the annual total returns of the Dow 10 and Dow 5 strategies and the annual total returns of the Dow for each of the last 25 calendar years. The table does not show the Fund's performance history. The ten and five designated stocks for each year were selected as of the beginning of each year.

     This table is presented for comparison purposes only. The total returns shown are no indication of returns that might be expected in the future. The table does not reflect the Fund's charges and expenses which diminish the Fund's actual returns. (See "Charges and Expenses"). The Fund will not be 100% invested at all times, nor is it possible for it to perfectly maintain its prescribed relative weightings of the designated stocks at all times throughout a portfolio's term. In addition to the Fund's charges and expenses, total return in variable annuities is further reduced by separate account and contract charges as described in the accompanying variable annuity prospectus.

Form 8520D-5

YEAR   DOW 10    DOW 5    THE DOW
----   ------   -------   -------
1975   56.10%     64.77%    44.46%
1976   35.18%     40.96%    22.80%
1977   11.95%      5.49%   -12.91%
1978    0.03%      1.23%     2.66%
1979   13.01%      9.84%    10.60%
1980   27.90%     41.69%    21.90%
1981    7.46%      3.19%    -3.61%
1982   27.12%     43.37%    26.85%
1983   39.07%     36.38%    25.82%
1984    6.22%     11.12%     1.29%
1985   29.54%     38.34%    33.28%
1986   35.63%     30.89%    27.00%
1987    5.59%     10.69%     5.66%
1988   24.57%     21.47%    16.03%
1989   26.97%     10.55%    32.09%
1990   -7.82%    -15.74%    -0.73%
1991   34.20%     62.03%    24.19%
1992    7.69%     22.90%     7.39%
1993   27.08%     34.01%    16.87%
1994    4.21%      8.27%     5.03%
1995   36.85%     30.50%    36.67%
1996   28.35%     26.20%    28.71%
1997   21.68%     19.97%    24.82%
1998   10.59%     12.36%    18.03%
1999    2.71%     -9.51%    27.50%
2000    1.79%     13.17%    -6.20%



     Based on the above annual returns, the average annual total returns for the 25 year period were 20.55% for the Dow 10 strategy, 17.45% for the Dow 5 strategy, and 22.97% for the thirty Dow stocks. There can be no assurance that future returns will continue to follow this pattern. In any event, the Fund's actual returns will be less than those of each portfolio's selected stocks because of the Fund's expenses.


PERFORMANCE DATA

     From time to time, ONLI or its affiliates may advertise historical total returns of variable contract subaccounts based on the returns of the Fund's portfolios (adjusted for contract charges and expenses). These figures will be calculated according to standardized methods prescribed by the SEC. The Fund's total returns may be compared to returns on the Dow for comparable periods in such advertising. Historical returns are not predictive of future performance.

     ONLI or its affiliates may also advertise average annual total return or other performance data for the Fund in non-standard formats. Any such information will be accompanied by standardized performance data.

PRICING OF FUND INTERESTS

     Fund interests are sold to ONLI's variable annuity separate accounts without a sales charge. They may be redeemed at their net asset value next computed after the Fund receives a purchase or redemption order. The

Form 8520D-5
value of Fund interests is based on the market value of the stocks and any other cash or securities owned by each portfolio. The net asset values of the Fund's interests are determined on each day on which an order for purchase or redemption of the Fund's interests are received and there is enough trading in portfolio securities that the current net asset value of its interests might be affected. The values are determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of that portfolio's securities plus any cash or other assets, less the portfolio's liabilities, by the number of portfolio interests outstanding.

FUND DIVIDENDS AND DISTRIBUTIONS

     Dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are normally distributed annually. However, the Board may declare dividends more often. Dividends and distributions are automatically reinvested in additional interests in the respective portfolios at net asset value without a sales charge.

TAXES

     The Fund is a limited liability company with all of its interests owned by a single entity (ONLI). Accordingly, the Fund is taxed as part of the operations of ONLI and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract.


FINANCIAL HIGHLIGHTS OF DOW TARGET VARIABLE FUND LLC



     The financial highlights tables are intended to help you understand the portfolios' financial performance for the periods shown. Certain information reflects financial results for a single Fund interest. The total returns reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information has been audited by KPMG LLP, independent auditors. It is an integral part of the Fund's audited financial statements included in the Fund's Annual Report to members and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.


Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

 FINANCIAL HIGHLIGHTS

                                                                              PORTFOLIOS
                                     --------------------------------------------------------------------------------------------
                                             JANUARY (10)                   FEBRUARY (10)                     MARCH (10)
                                     ----------------------------    ----------------------------    ----------------------------
                                     YEAR ENDED    FROM 1/4/99(d)    YEAR ENDED    FROM 2/1/99(d)    YEAR ENDED    FROM 3/1/99(d)
                                      12/31/00      TO 12/31/99       12/31/00      TO 12/31/99       12/31/00      TO 12/31/99
                                     ----------    --------------    ----------    --------------    ----------    --------------
Per membership interest data:
Net asset value, beginning of
  period.........................      $10.03          $10.00          $10.25          $10.00          $ 9.74          $10.00
Income (loss) from investment
  operations:
  Net investment income..........        0.19            0.19            0.35            0.17            0.18            0.12
  Net realized & unrealized gain
    (loss) on investments........       (0.05)           0.09            0.20            0.47            0.43            0.04
                                       ------          ------          ------          ------          ------          ------
         Total income (loss) from
           investment
           operations............        0.14            0.28            0.55            0.64            0.61            0.16
                                       ------          ------          ------          ------          ------          ------
Less distributions:
  Dividends from net investment
  income.........................       (0.19)          (0.19)          (0.35)          (0.16)          (0.17)          (0.12)
  Distributions from net realized
    capital gains................          --           (0.06)             --           (0.23)             --           (0.30)
                                       ------          ------          ------          ------          ------          ------
         Total distributions.....       (0.19)          (0.25)          (0.35)          (0.39)          (0.17)          (0.42)
                                       ------          ------          ------          ------          ------          ------
Net asset value, end of period...      $ 9.98          $10.03          $10.45          $10.25          $10.18          $ 9.74
                                       ======          ======          ======          ======          ======          ======
Total return.....................        1.79%           2.88%(b)        5.65%           6.37%(b)        6.30%           1.96%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by
  advisor (c):
  Ratio of expenses to average
  net assets.....................        1.31%           0.99%(a)        0.05%           1.07%(a)        1.36%           1.38%(a)
  Ratio of net investment income
    to average
    net assets...................        2.07%           1.79%(a)        3.30%           1.63%(a)        2.01%           1.31%(a)
Ratio assuming no fees reimbursed
  by advisor:
  Ratio of expenses to average
  net assets.....................        1.81%           1.99%(a)        1.27%           1.24%(a)        1.36%           1.38%(a)
Portfolio turnover rate..........         274%             20%             86%             25%             54%             39%
Net assets at end of period
  (millions).....................      $  0.6          $  0.5          $  1.3          $  1.2          $  1.2          $  1.0

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses.

(d) Represents commencement of operations.

                                                                     (continued)

Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

                                                                              PORTFOLIOS
                                     --------------------------------------------------------------------------------------------
                                              APRIL (10)                       MAY (10)                       JUNE (10)
                                     ----------------------------    ----------------------------    ----------------------------
                                     YEAR ENDED    FROM 4/1/99(d)    YEAR ENDED    FROM 5/3/99(d)    YEAR ENDED    FROM 6/1/99(d)
                                      12/31/00      TO 12/31/99       12/31/00      TO 12/31/99       12/31/00      TO 12/31/99
                                     ----------    --------------    ----------    --------------    ----------    --------------
Per membership interest data:
Net asset value, beginning of
  period.........................      $10.03          $10.00          $ 8.31          $10.00          $ 8.96          $10.00
Income (loss) from investment
  operations:
  Net investment income..........        0.18            0.13            0.14            0.09            0.15            0.09
  Net realized & unrealized gain
    (loss) on investments........        0.08            0.14            1.08           (1.69)           0.05           (1.04)
                                       ------          ------          ------          ------          ------          ------
         Total income (loss) from
           investment
           operations............        0.26            0.27            1.22           (1.60)           0.20           (0.95)
                                       ------          ------          ------          ------          ------          ------
Less distributions:
  Dividends from net investment
    income.......................       (0.18)          (0.13)          (0.14)          (0.09)          (0.15)          (0.09)
  Distributions from net realized
    capital
    gains........................          --           (0.11)             --              --              --              --
                                       ------          ------          ------          ------          ------          ------
         Total distributions.....       (0.18)          (0.24)          (0.14)          (0.09)          (0.15)          (0.09)
                                       ------          ------          ------          ------          ------          ------
Net asset value, end of period...      $10.11          $10.03          $ 9.39          $ 8.31          $ 9.01          $ 8.96
                                       ======          ======          ======          ======          ======          ======
Total return.....................        2.54%           2.50%(b)       14.48%         (16.14%)(b)       2.32%          (9.57%)(b)

Ratios and supplemental data:
Ratios net of fees reimbursed by
  advisor (c):
  Ratio of expenses to average
  net assets.....................        1.34%           1.17%(a)        1.51%           1.50%(a)        1.45%           1.18%(a)
  Ratio of net investment income
    to average net assets........        2.01%           1.55%(a)        1.76%           1.54%(a)        1.89%           1.57%(a)
Ratio assuming no fees reimbursed
  by advisor:
  Ratio of expenses to average
  net assets.....................        1.36%           1.18%(a)        1.51%           1.52%(a)        1.45%           1.19%(a)
Portfolio turnover rate..........          62%             25%             62%             29%             67%             14%
Net assets at end of period
  (millions).....................      $  1.4          $  1.3          $  1.0          $  0.7          $  1.1          $  1.2

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses.

(d) Represents commencement of operations.

                                                                     (continued)

Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

                                                                              PORTFOLIOS
                                     --------------------------------------------------------------------------------------------
                                              JULY (10)                      AUGUST (10)                    SEPTEMBER (10)
                                     ----------------------------    ----------------------------    ----------------------------
                                     YEAR ENDED    FROM 7/1/99(d)    YEAR ENDED    FROM 8/2/99(d)    YEAR ENDED    FROM 9/1/99(d)
                                      12/31/00      TO 12/31/99       12/31/00      TO 12/31/99       12/31/00      TO 12/31/99
                                     ----------    --------------    ----------    --------------    ----------    --------------
Per membership interest data:
Net asset value, beginning of
  period.........................      $ 8.82          $10.00          $ 8.88          $10.00          $ 8.78          $10.00
Income (loss) from investment
  operations:
  Net investment income..........        0.15            0.09            0.16            0.09            0.16            0.05
  Net realized & unrealized gain
    (loss) on
    investments..................        0.22           (1.18)          (0.01)          (1.12)           0.11           (1.22)
                                       ------          ------          ------          ------          ------          ------
         Total income (loss) from
           investment
           operations............        0.37           (1.09)           0.15           (1.03)           0.27           (1.17)
                                       ------          ------          ------          ------          ------          ------
Less distributions:
  Dividends from net investment
    income.......................       (0.15)          (0.09)          (0.16)          (0.09)          (0.16)          (0.05)
                                       ------          ------          ------          ------          ------          ------
Net asset value, end of period...      $ 9.04          $ 8.82          $ 8.87          $ 8.88          $ 8.89          $ 8.78
                                       ======          ======          ======          ======          ======          ======
Total return.....................        4.34%         (10.90%)(b)       1.80%         (10.37%)(b)       3.48%         (11.65%)(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by
  advisor (c):
  Ratio of expenses to average
    net assets...................        1.46%           1.14%(a)        1.35%           0.94%(a)        1.44%           0.88%(a)
  Ratio of net investment income
    to average
    net assets...................        1.77%           1.88%(a)        1.84%           2.21%(a)        1.91%           1.80%(a)
Ratio assuming no fees reimbursed
  by advisor:
  Ratio of expenses to average
    net assets...................        1.46%           1.16%(a)        1.55%           1.32%(a)        1.46%           1.02%(a)
Portfolio turnover rate..........          54%             20%             59%             21%             39%             12%
Net assets at end of period
  (millions).....................      $  1.2          $  1.0          $  0.9          $  0.8          $  0.9          $  1.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses for all portfolios.

(d) Represents commencement of operations.

                                                                     (continued)

Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

                                                                            PORTFOLIOS
                                  -----------------------------------------------------------------------------------------------
                                          OCTOBER (10)                     NOVEMBER (10)                    DECEMBER (10)
                                  -----------------------------    -----------------------------    -----------------------------
                                  YEAR ENDED    FROM 10/1/99(d)    YEAR ENDED    FROM 11/1/99(d)    YEAR ENDED    FROM 12/1/99(d)
                                   12/31/00       TO 12/31/99       12/31/00       TO 12/31/99       12/31/00       TO 12/31/99
                                  ----------    ---------------    ----------    ---------------    ----------    ---------------
Per membership interest data:
Net asset value, beginning of
  period......................      $ 9.20          $10.00           $10.08          $10.00           $10.01          $10.00
Income (loss) from investment
  operations:
  Net investment income.......        0.18            0.06             0.14            0.03             0.15            0.01
  Net realized & unrealized
    gain (loss) on
    investments...............        0.60           (0.80)           (0.71)           0.08            (0.22)           0.01
                                    ------          ------           ------          ------           ------          ------
         Total income (loss)
           from
           investment
           operations.........        0.78           (0.74)           (0.57)           0.11            (0.07)           0.02
                                    ------          ------           ------          ------           ------          ------
Less distributions:
  Dividends from net
    investment income.........       (0.18)          (0.06)           (0.15)          (0.03)           (0.15)          (0.01)
                                    ------          ------           ------          ------           ------          ------
Net asset value, end of
  period......................      $ 9.80          $ 9.20           $ 9.36          $10.08           $ 9.79          $10.01
                                    ======          ======           ======          ======           ======          ======
Total return..................        9.12%          (7.33%)(b)       (5.40%)          1.13%(b)        (0.37%)          0.17%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed
  by advisor (c):
  Ratio of expenses to average
    net assets................        1.27%           0.85%(a)         1.54%           0.73%(a)         1.52%           0.50%(a)
  Ratio of net investment
    income to average
    net assets................        2.07%           2.50%(a)         1.59%           2.05%(a)         1.62%           0.81%(a)
Ratio assuming no fees
  reimbursed by advisor:
  Ratio of expenses to average
    net assets................        1.50%           0.97%(a)         1.60%           0.99%(a)         1.75%           0.90%(a)
Portfolio turnover rate.......          43%             14%              20%              0%              35%              0%
Net assets at end of period
  (millions)..................      $  0.9          $  1.4           $  0.7          $  1.3           $  0.6          $  1.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses for all portfolios.

(d) Represents commencement of operations.

                                                                     (continued)

Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

                                                                        PORTFOLIOS
                                    ----------------------------------------------------------------------------------
                                     JANUARY (5)      FEBRUARY (5)      MARCH (5)        APRIL (5)         MAY (5)
                                    --------------   --------------   --------------   --------------   --------------
                                    FROM 1/3/00(d)   FROM 2/1/00(d)   FROM 3/1/00(d)   FROM 4/3/00(d)   FROM 5/1/00(d)
                                     TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00
                                    --------------   --------------   --------------   --------------   --------------
Per membership interest data:
Net asset value, beginning of
  period..........................      $10.00           $10.00           $10.00           $10.00           $10.00
Income (loss) from investment
  operations:
  Net investment income...........        0.30             0.28             0.27             0.21             0.19
  Net realized & unrealized gain
    on investments................        0.98             1.87             3.34             2.21             2.68
                                        ------           ------           ------           ------           ------
        Total income from
          investment operations...        1.28             2.15             3.61             2.42             2.87
                                        ------           ------           ------           ------           ------
Less distributions:
  Dividends from net investment
    income........................       (0.30)           (0.28)           (0.27)           (0.21)           (0.19)
  Dividends from capital gains....          --               --            (0.06)              --            (0.03)
                                        ------           ------           ------           ------           ------
        Total distributions.......       (0.30)           (0.28)           (0.33)           (0.21)           (0.22)
                                        ------           ------           ------           ------           ------
Net asset value, end of period....      $10.98           $11.87           $13.28           $12.21           $12.65
                                        ======           ======           ======           ======           ======
Total return (b)..................       13.17%           21.91%           36.57%           24.51%           28.94%
Ratios and supplemental data:
Ratios net of fees reimbursed by
  advisor (c):
  Ratio of expenses to average net
    assets (a)....................        0.77%            0.97%            0.92%            0.97%            0.94%
  Ratio of net investment income
    to average net assets (a).....        3.32%            2.03%            2.47%            2.03%            1.78%
Ratio assuming no fees reimbursed
  by advisor:
  Ratio of expenses to average net
    assets (a)....................        2.40%            2.05%            2.18%            2.05%            1.99%
Portfolio turnover rate...........           5%              23%               7%              17%               5%
Net assets at end of period
  (millions)......................      $  0.3           $  0.2           $  0.3           $  0.2           $  0.2

                                                       PORTFOLIOS
                                    ------------------------------------------------
                                       JUNE (5)         JULY (5)        AUGUST (5)
                                    --------------   --------------   --------------
                                    FROM 6/1/00(d)   FROM 7/1/00(d)   FROM 8/1/00(d)
                                     TO 12/31/00      TO 12/31/00      TO 12/31/00
                                    --------------   --------------   --------------
Per membership interest data:
Net asset value, beginning of
  period..........................      $10.00           $10.00           $10.00
Income (loss) from investment
  operations:
  Net investment income...........        0.16             0.12             0.09
  Net realized & unrealized gain
    on investments................        1.56             1.69             1.75
                                        ------           ------           ------
        Total income from
          investment operations...        1.72             1.81             1.84
                                        ------           ------           ------
Less distributions:
  Dividends from net investment
    income........................       (0.16)           (0.12)           (0.09)
  Dividends from capital gains....          --               --               --
                                        ------           ------           ------
        Total distributions.......       (0.16)           (0.12)           (0.09)
                                        ------           ------           ------
Net asset value, end of period....      $11.56           $11.69           $11.75
                                        ======           ======           ======
Total return (b)..................       17.35%           18.24%           18.42%
Ratios and supplemental data:
Ratios net of fees reimbursed by
  advisor (c):
  Ratio of expenses to average net
    assets (a)....................        0.93%            0.80%            0.67%
  Ratio of net investment income
    to average net assets (a).....        1.53%            1.16%            0.84%
Ratio assuming no fees reimbursed
  by advisor:
  Ratio of expenses to average net
    assets (a)....................        1.99%            2.01%            1.80%
Portfolio turnover rate...........           3%               0%               0%
Net assets at end of period
  (millions)......................      $  0.2           $  0.2           $  0.1

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses.

(d) Represents commencement of operations.

                                                                     (continued)

Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

                                                                           PORTFOLIOS
                                    -----------------------------------------------------------------------------------------
                                           SEPTEMBER (5)                  OCTOBER (5)                    NOVEMBER (5)
                                    ---------------------------   ----------------------------   ----------------------------
                                    YEAR ENDED   FROM 9/1/99(d)   YEAR ENDED   FROM 10/1/99(d)   YEAR ENDED   FROM 11/1/99(d)
                                     12/31/00     TO 12/31/99      12/31/00      TO 12/31/99      12/31/00      TO 12/31/99
                                    ----------   --------------   ----------   ---------------   ----------   ---------------
Per membership interest data:
Net asset value, beginning of
  period..........................    $ 7.46        $ 10.00         $8.47          $10.00          $ 9.94         $10.00
Income (loss) from investment
  operations:
  Net investment income...........      0.17           0.07          0.20            0.06            0.20           0.05
  Net realized & unrealized gain
    (loss) on investments.........      1.06          (2.54)         0.52           (1.53)          (1.54)         (0.07)
                                      ------        -------         -----          ------          ------         ------
        Total income (loss) from
          investment operations...      1.23          (2.47)         0.72           (1.47)          (1.34)         (0.02)
                                      ------        -------         -----          ------          ------         ------
Less distributions:
  Dividends from net investment
    income........................     (0.17)         (0.07)        (0.20)          (0.06)          (0.21)         (0.04)
  Dividends from capital gains....        --             --            --              --              --             --
                                      ------        -------         -----          ------          ------         ------
        Total distributions.......     (0.17)         (0.07)        (0.20)          (0.06)          (0.21)         (0.04)
                                      ------        -------         -----          ------          ------         ------
Net asset value, end of period....    $ 8.52        $  7.46         $8.99          $ 8.47          $ 8.39         $ 9.94
                                      ======        =======         =====          ======          ======         ======
Total return......................     16.86%        (24.78%)(b)     9.07%         (14.70%)(b)     (13.31%)        (0.20%)(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by
  advisor (c):
  Ratio of expenses to average
    net assets....................      1.60%          0.98%(a)      1.28%           0.92%(a)        1.29%          0.90%(a)
  Ratio of net investment income
    to average net assets.........      2.29%          2.72%(a)      2.58%           2.72%(a)        2.49%          3.16%(a)
Ratio assuming no fees reimbursed
  by advisor:
  Ratio of expenses to average net
    assets........................      3.18%          4.79%(a)      2.28%           2.60%(a)        3.04%          2.75%(a)
Portfolio turnover rate...........        39%             1%           69%              0%             32%             0%
Net assets at end of period
  (millions)......................    $  0.2        $   0.2         $ 0.3          $  0.3          $  0.2         $  0.2

                                             PORTFOLIOS
                                    ----------------------------
                                            DECEMBER (5)
                                    ----------------------------
                                    YEAR ENDED   FROM 12/1/99(d)
                                     12/31/00      TO 12/31/99
                                    ----------   ---------------
Per membership interest data:
Net asset value, beginning of
  period..........................    $10.00         $10.00
Income (loss) from investment
  operations:
  Net investment income...........      0.19           0.02
  Net realized & unrealized gain
    (loss) on investments.........      0.49           0.00
                                      ------         ------
        Total income (loss) from
          investment operations...      0.68           0.02
                                      ------         ------
Less distributions:
  Dividends from net investment
    income........................     (0.18)         (0.02)
  Dividends from capital gains....     (0.20)            --
                                      ------         ------
        Total distributions.......     (0.38)         (0.02)
                                      ------         ------
Net asset value, end of period....    $10.30         $10.00
                                      ======         ======
Total return......................      7.05%          0.17%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by
  advisor (c):
  Ratio of expenses to average
    net assets....................      1.60%          0.69%(a)
  Ratio of net investment income
    to average net assets.........      2.13%          2.27%(a)
Ratio assuming no fees reimbursed
  by advisor:
  Ratio of expenses to average net
    assets........................      3.04%          2.43%(a)
Portfolio turnover rate...........        35%             0%
Net assets at end of period
  (millions)......................    $  0.3         $  0.2

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses.

(d) Represents commencement of operations.



Form 8520D-5

     The Statement of Additional Information ("SAI") includes additional information about the Fund. The SAI is incorporated herein by reference.

     Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to members. In the Fund's annual report, you will find a discussion of the market conditions and how the Fund's investment strategy significantly affected the Fund's performance during the year.

     The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request. To receive them, call or write the Fund at 1-800-366-6654, One Financial Way, Montgomery, Ohio 45242

     Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC's Public Reference Room is available at 1-800-SEC-0330. Reports and other information are also available in the SEC's Internet site at http://www.SEC.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     Dow Target Variable Fund LLC, Investment Company Act File no. 811-9019.

Form 8520D-5

                                     Part B


         Information Required in a Statement of Additional Information

                      THE DOW(SM) TARGET VARIABLE FUND LLC

                                One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800)366-6654
                   Statement of Additional Information ("SAI")

                                  May 1, 2001

This SAI is not a prospectus. Please read it in conjunction with the prospectus for the Dow(sm) Target Variable Fund LLC (the "Fund") dated May 1, 2001. To get a free copy of the Fund's prospectus, write or call the Fund at the above address.


                                Table of Contents

The Fund.................................................................................................... Page 2

Investment Policies......................................................................................... Page 2
   Fundamental Policies..................................................................................... Page 3
   Repurchase Agreements.................................................................................... Page 3

Fund Management............................................................................................. Page 4

Investment Advisory and Other Services...................................................................... Page 6

Brokerage Allocation........................................................................................ Page 7

Purchase and Redemption of Fund Interests................................................................... Page 8

Taxation of the Fund........................................................................................ Page 9

Fund Performance............................................................................................ Page 9

Total Return................................................................................................Page 10

Legal Counsel...............................................................................................Page 10

Independent Auditors........................................................................................Page 11

Financial Statements........................................................................................Page 11


Dow Jones & Company, Inc. ("Dow Jones") does not guarantee the accuracy and/or the completeness of the Dow Jones Industrial Average(SM). Dow Jones shall have no liability for any errors, omission, or interruptions therein. Dow Jones makes no warranty, express or implied, as to results to be obtained by the Fund, ONLI, the Adviser, First Trust or variable annuity owners or any other person or entity from the use of the Dow Jones Industrial Average(SM). Dow Jones makes no express or implied warranties and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Dow Jones Industrial Average(SM). Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE FUND

The Fund is a non-diversified, open-end management investment company. It currently consists of 24 distinct portfolios, each corresponding to a calendar month.

The Fund was organized under Ohio law as a limited liability company in September, 1998. The Fund presently sells its interests only to separate accounts of The Ohio National Life Insurance Company ("ONLI") as a funding option to support certain benefits under variable annuity contracts issued by ONLI. In the future, Fund interests may be used for other purposes. However, without a change in applicable law, Fund interests will not be sold directly to the public.

The investment and reinvestment of Fund assets is overseen by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"). The principal business address of the Fund, ONLI and the Adviser is One Financial Way, Montgomery, Ohio 45242. The investment and reinvestment of Fund assets is managed by First Trust Advisors L.P. First Trust's principal business address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.


INVESTMENT POLICIES

The prospectus describes the Fund's investment strategy and objectives. The Fund is non-diversified. Each Dow Target 10 portfolio will, at the beginning of that portfolio's annual term, strive to invest approximately 10% of its total net assets in each of the ten companies in the Dow Jones Industrial Average(sm) (the "Dow") having the highest dividend yields as of the close of business on the second-last business day before the portfolio's term begins. This is often called "the Dow 10" strategy. These ten companies are popularly known as the "Dogs of the Dow."

Each Dow Target 5 portfolio will, at the beginning of that portfolio's annual term, strive to invest approximately 20% of its total net assets in each of the five Dogs of the Dow companies having the lowest per-share stock prices as of the close of business on the second-last business day before the portfolio's term begins. This is often called the "Dow 5" strategy.

There can be no assurance that a portfolio will not invest more than 10% (in the case of a Dow Target 10 portfolio) or 20% (in the case of a Dow Target 5 portfolio) of its net assets in the stock or other securities of any single company. The Fund may, without limits as to percent of assets, purchase U.S. government securities or short-term debt securities (a) pending the orderly purchase of the 10 or 5 designated stocks or (b) for temporary defensive purposes.

The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund (or of a particular portfolio, if appropriate). The Investment Company Act of 1940 defines a majority vote as the vote of the lesser of:

     - 67% of the Fund interests represented at a meeting at which more that 50% of the outstanding interests are represented or

     - more than 50% of the outstanding voting interests.

With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting interests of such portfolio vote for the approval of such matter, notwithstanding that:

     - such matter has not been approved by the holders of a majority of the outstanding voting interests of any other portfolio affected by such matter, and

     - such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

Fundamental Policies:

1. The Fund may not issue senior securities.

2. The Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 5% of the value of a portfolio's assets. In the case of any borrowing, a portfolio may pledge, mortgage or hypothecate up to 5% of its assets.

3. The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

4. The Fund will not purchase or sell real estate or interests therein.

5. The Fund will not lend money or other assets to other persons in excess of 5% of a portfolio's total assets, except (a) by entering into repurchase agreements or the purchase of other assets consistent with the Fund's objectives or (b) by loaning portfolio securities if collateral values are continuously maintained at no less than 100% by daily marking to market.

Repurchase Agreements

Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The rate is effective for the period of time the portfolio is invested in the agreement and unrelated to the coupon rate on the purchased security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a portfolio invest in repurchase agreements for more than one year. These transactions afford an opportunity for a portfolio to earn a return on temporarily available cash. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with financial institutions believed by the Adviser to present minimal credit risks in accordance with criteria established by the Fund's Board. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. The Fund will only enter into repurchase agreements pursuant to a master repurchase agreement that provides that all transactions be fully collateralized and that the collateral be in the actual or constructive possession of the Fund. The agreement must also provide that the Fund will always receive as collateral securities whose market value, including accrued interest, will be a least equal to 100% of the dollar amount invested by a portfolio in each agreement, and the portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.


FUND MANAGEMENT

The Board of Managers and the officers of the Fund, together with a brief summary of their principal occupations during the past five years, are listed below:


                                                              Principal Occupation during past
Name and address              Positions with the Fund                      five years                          Age
----------------              -----------------------         ---------------------------------                ---
Ronald L. Benedict*           Secretary and Manager           Corporate Vice President, Counsel and             59
One Financial Way                                             Secretary, ONLI; Secretary of the
Montgomery, Ohio                                              Adviser

Ross Love                     Manager                         President & CEO, Blue Chip Director,              55
615 Windings Way                                              Broadcasting Ltd.; Trustee, Health
Cincinnati, Ohio                                              Partnership Alliance of Greater
                                                              Cincinnati; for a Drug Free America
                                                              (Chairman of African-American Task
                                                              Force); Advisory Board, Syracuse
                                                              University School of Management;
                                                              Director, Association of National
                                                              Advertisers; Until 1996 was Vice
                                                              President of Advertising, Procter &
                                                              Gamble Co.

James E. Bushman              Manager                         President & CEO, Cast-Fab Technologies, Inc.      56
3040 Forrer Street
Cincinnati, Ohio

                                                                         Principal Occupation during past
Name and address                        Positions with the Fund                       five years                       Age
----------------                        -----------------------          ---------------------------------             ---
John J. Palmer*                         President and Manager            Executive Vice President, Strategic            62
One Financial Way                                                        Initiatives, ONLI; Prior to March,
Montgomery, Ohio                                                         1997, was Senior Vice President of
                                                                         Life Insurance Company of Virginia

George M. Vredeveld                     Manager                          Professor of Economics, University             58
University of Cincinnati                                                 of Cincinnati; Director of Center
P.O. Box 210223                                                          for Economic Education; Private
Cincinnati, Ohio                                                         Consultant; Director of Benchmark
                                                                         Savings Bank

Thomas A. Barefield                     Vice President                   Senior Vice President, Institutional           48
One Financial Way                                                        Sales, ONLI; Prior to November,
Montgomery, Ohio                                                         1997, was Senior Vice President of
                                                                         Life Insurance Company of Virginia

Michael A. Boedeker                     Vice President                   Senior Vice President, Investments,            58
One Financial Way                                                        ONLI; Vice President and Director of
Montgomery, Ohio                                                         the Adviser

Dennis R. Taney                         Treasurer                        Mutual Funds Financial Operations,             53
One Financial Way                                                        ONLI; Treasurer of the Adviser
Montgomery, Ohio


*Indicates Managers who are "Interested Persons" as defined by the Investment Company Act of 1940, as amended.

All Managers and officers of the Fund hold similar positions as directors and/or officers with Ohio National Fund, Inc. ("ONF") and ONE Fund, Inc. ("ONE Fund"), diversified mutual funds sponsored by ONLI and managed by the Adviser.

Compensation of Board of Managers


Managers who are not affiliated with the Adviser, ONLI or First Trust were compensated as follows in 2000:



                                                Aggregate Compensation            Total Compensation From
Manager                                             From the Fund                        Fund Complex**
-------                                         ----------------------            -----------------------
James E. Bushman                                      $2,250                              $14,400
George E. Castrucci                                      750                                4,800
Ross Love                                              2,250                               16,650
George M. Vredeveld                                    2,750                               18,350


**The "Fund Complex" consists of the Fund, ONF and ONE Fund.

Managers and officers of the Fund who are affiliated with the Adviser, ONLI or First Trust receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its Managers or officers.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to investment companies affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board recommendations with respect to an investment program consistent with the Fund's investment policies. The Adviser implements that program by placing orders for the purchase and sale of securities or by delegating that implementation to First Trust.

The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, The Adviser provides personnel, including executive officers for managing the day-to-day affairs of the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreement with Star Bank and agreements with American Data Services), office space and other facilities and equipment. The Adviser also furnishes or pays for all information and services (other than legal counsel) required for the preparation and amendment of registration statements, prospectuses, SAIs, financial reports, and proxy solicitation material. The Fund pays organizational expenses incurred in its operations including, among others, local income, franchise, issuance or other taxes; certain printing costs, brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses related to registration of its interests and members' meetings.

As compensation for its services, the Adviser receives from the Fund monthly fees on the basis of the Fund's average daily net assets at the annual rate of 0.60% of each portfolio's net assets.

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers, subject to the Board's approval. The Adviser has entered into a Sub-Advisory Agreement with First Trust to manage the investment and reinvestment of the Fund's assets, subject to the Adviser's supervision. The Adviser, ONLI and the Fund have also entered into a Sub-License Agreement with First Trust under the terms of which the Fund and ONLI are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones. As compensation for its services, First Trust receives from the Adviser monthly fees on the basis of the Fund's average daily net assets at the annual rate of 0.35% of each portfolio's net assets.


The Investment Advisory Agreement provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such excess expenses. During 2000, the Adviser reimbursed the Fund in the amounts indicated for excess expenses:

           Portfolio                               Amount
           ---------                               ------

           Dow Target 10 January                   $ 4,324
           Dow Target 10 February                  $19,913
           Dow Target 10 March                     $     0
           Dow Target 10 April                     $   145
           Dow Target 10 May                       $    42
           Dow Target 10 June                      $    31
           Dow Target 10 July                      $     0
           Dow Target 10 August                    $ 1,609
           Dow Target 10 September                 $   280
           Dow Target 10 October                   $ 2,320
           Dow Target 10 November                  $   527
           Dow Target 10 December                  $ 1,780


           Dow Target 5 January                    $ 3,602
           Dow Target 5 February                   $ 3,357
           Dow Target 5 March                      $ 2,764
           Dow Target 5 April                      $ 2,288
           Dow Target 5 May                        $ 2,013
           Dow Target 5 June                       $ 1,719
           Dow Target 5 July                       $ 1,582
           Dow Target 5 August                     $ 1,460
           Dow Target 5 September                  $ 2,534
           Dow Target 5 October                    $ 2,764
           Dow Target 5 November                   $ 3,108
           Dow Target 5 December                   $ 2,531


Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Investment Advisory, Sub-Advisory and Service Agreements were approved by the Board of Managers on October 12, 1998 and by the members of the Fund on January 4, 1999.

These agreements will continue in force from year to year hereafter, if such continuance is specifically approved at least annually by a majority of the Fund's Managers who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board or by a majority of the outstanding voting securities of each portfolio voting separately.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreement may be terminated, without penalty, by the Adviser or by First Trust on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.


BROKERAGE ALLOCATION

The Adviser or, subject to the Sub-Advisory Agreement, First Trust buys and sells the Dogs of the Dow stocks and makes other authorized investments for each portfolio. The Adviser and First Trust select the brokers and dealers to handle such transactions. It is the intention of the Adviser and of First Trust to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads.

In selecting brokers or dealers through whom to effect transactions, the Adviser and First Trust consider a number of factors including the quality, difficulty and efficiency of execution, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or First Trust may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or First Trust determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or First Trust, or of benefit to either's affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or First Trust. However, receipt of such services may tend to reduce the expenses of the Adviser or First Trust. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or First Trust and conversely, transaction costs paid by other clients of the Adviser or First Trust may generate information which is beneficial to the Fund.

Consistent with these policies, First Trust may, with the Board's approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with First Trust so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

No company whose stock is held in any portfolio of the Fund, nor any affiliate thereof, will act as broker or dealer for any portfolio in the purchase or sale of any security for that portfolio.

First Trust manages other investment companies that use the Dow 10, Dow 5 and similar strategies. Accordingly, occasions will arise when securities held by one or more of those other investment companies, or that are being purchased or sold by one or more of those other investment companies, are also being purchased or sold by a portfolio of the Fund. It is the practice of First Trust and its affiliates to allocate purchases and sales in these circumstances, to the extent practicable and in a manner that First Trust deems equitable, to all accounts involved. When two or more investment accounts simultaneously engage in the purchase or sale of the same security, there could be a detrimental effect on the price or value of the security as to each account. However, in other cases, the ability of the Fund to participate in volume transactions with other investment companies managed by First Trust will produce better execution and prices for the Fund. The Fund's Board of Managers believes that such equitable allocation of purchases and sales generally contributes to better overall execution of the Fund's securities transactions.

PURCHASE AND REDEMPTION OF FUND INTERESTS

Fund interests are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the interests redeemed. Payment for interests redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the interests is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Interests of one portfolio may be exchanged for interests of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's interests is determined on each day on which an order for purchase or redemption of the Fund's interests is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its interests might be materially affected. Such determination is made as of 4 p.m. eastern time on each day that the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of interests outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. eastern time. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost.

TAXATION OF THE FUND

The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to ONLI, the Fund is disregarded as an entity for purposes of federal income taxation. ONLI, through its variable annuity separate accounts, is treated as owning the assets of the portfolios directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to ONLI or to contract owners, when left to accumulate within a variable annuity contract. Tax disclosure relating to the variable annuity contracts that offer the Fund as an investment alternative is contained in prospectuses for those contracts.

FUND PERFORMANCE

The Fund, or broker-dealers offering variable annuities in which the Fund is available, may distribute sales literature comparing the percentage change in net asset value per Fund interest for any of its portfolios against the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index or other investment companies having investment strategies similar to the Fund. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to its portfolios by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

Total Return

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per Fund interest over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:
                                         n
                                   P(1+T) =ERV

     where:       P = a hypothetical initial payment of $1,000.
                  T = the average annual total return,
                  n = the number of years, and
                  ERV = the ending redeemable value of a hypothetical $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment.


LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of the Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the Fund interests described in the prospectus and this SAI.

                              INDEPENDENT AUDITORS


For the fiscal year or period ended December 31, 2000, KPMG LLP, certified public accountants with offices at Two Nationwide Plaza, Columbus, Ohio 43215, served as independent auditors for the Fund. KPMG LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Managers.


                              FINANCIAL STATEMENTS

The Fund's Annual Report to shareholders for the fiscal year ended December 31, 2000 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing.

                                     Part C


                               Other Information

PART C:  OTHER INFORMATION


Financial Statements

The following audited financial statements are incorporated by reference in Part B of this registration statement:

     Statements of Assets and Liabilities as of December 31, 2000

     Statements of Operations for the Year or Periods ended December 31, 2000

     Statements of Changes in Net Assets for the Year or Periods ended December 31, 2000 and 1999

     Schedules of Investments at December 31, 2000

     Notes to Financial Statements for December 31, 2000

     Independent Auditors' Report of KPMG LLP dated February 23, 2001

The following audited financial information is included in Part A of this registration statement:

     Financial Highlights for the Year or Periods ended December 31, 2000 and
     1999

Written consents of the following persons:

     KPMG LLP

     Ronald L. Benedict, Esq. as Legal Counsel to the registrant

     Jones & Blouch L.L.P. as Legal Counsel to the registrant

Exhibits:

(h)(1) Fund Accounting Service Agreement between the registrant and Firstar Mutual Fund Services, LLC.

(h)(2) Transfer Agency and Service Agreement between the registrant and Firstar Mutual Fund Services, LLC.


All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

(a) Articles of Organization of the registrant were filed as Exhibit (a) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(b) By-laws of the registrant were filed as Exhibit (b) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(d) Investment Advisory Agreement between the registrant and Ohio National Investments, Inc. was filed as Exhibit (d) of the registrant's
         Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(d)(1) Sub-Advisory Agreement between Ohio National Investments, Inc. and First Trust Advisors L.P. was filed as Exhibit (d)(1) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(d)(1) Sub-Advisory Agreement, effective April 3, 2000, between Ohio National Investments, Inc. and First Trust Advisors L.P.

(g) Custody Agreement between the registrant and Star Bank, NA was filed as Exhibit (g) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(h) Sublicense Agreement among the registrant, First Trust Advisors L.P. and Dow Jones & Company, Inc. was filed as Exhibit (h) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(h)(3) Master Repurchase Agreement between the registrant and Star Bank, NA was filed as Exhibit (h)(3) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25,1998.

(h)(4) Service Agreement among the registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company was filed as Exhibit
         (h)(4) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25,1998.

(h)(5) Joint Insured Agreement among the registrant, Ohio National Fund, Inc., ONE Fund, Inc. and Ohio National Investments, Inc. was filed as Exhibit
         (h)(5) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25,1998.

(i)      Opinion and consent of Ronald L. Benedict, Esq. was filed as Exhibit
         (i) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25,1998.

(l) Investment letter for the initial subscription of membership interests of the registrant was filed as Exhibit (l) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25,1998.


(p)      The registrant's Code of Ethics

Persons Controlled by or Under Common Control with the Fund


The registrant is an affiliate of The Ohio National Life Insurance Company ("ONLI"). ONLI owns 100% of the registrant's voting securities through ONLI's separate accounts. The diagram below lists all persons under common control with the registrant. ONLI is a wholly-owned subsidiary of Ohio National Financial Services, Inc. ("ONFS"), which in turn is a wholly-owned subsidiary of Ohio National Mutual Holdings, Inc. ("ONMH"). ONMH is a mutual insurance holding company all of the voting securities of which are owned by the participating policyholders of ONLI. ONLI owns 100% of the voting securities of all its subsidiaries, including the registrant's investment adviser, Ohio National Investments, Inc. (the "Adviser"), except for five directors' qualifying shares of Ohio National Life Assurance Corporation ("ONLAC"). As of March 28, 2001, ONLI (through its separate accounts) owned 90.1% of the voting securities of Ohio National Fund, Inc. ("ONF"). The remaining 9.90% of the voting securities of ONF were owned by ONLAC (through its separate account). On March 28, 2001, ONLI owned 12.2% of the voting securities of ONE Fund, Inc.




                      OHIO NATIONAL MUTUAL HOLDINGS, INC.
     A MUTUAL INSURANCE HOLDING COMPANY INCORPORATED UNDER THE LAWS OF OHIO

                            ------------------------

                     OHIO NATIONAL FINANCIAL SERVICES, INC.
 AN INTERMEDIATE INSURANCE HOLDING COMPANY INCORPORATED UNDER THE LAWS OF OHIO


--------------------------------------------------------------------------------
             THE OHIO NATIONAL LIFE INSURANCE COMPANY/CINCINNATI
      A STOCK LIFE INSURANCE COMPANY INCORPORATED UNDER THE LAWS OF OHIO
--------------------------------------------------------------------------------
-------------------------------       -----------------------------
ENTERPRISE PARK, INC.                 OHIO NATIONAL EQUITIES INC.

A GEORGIA CORPORATION                 A BROKER/DEALER
REAL ESTATE DEVELOPMENT COMPANY       CAPITALIZED BY ONLI @ $30,000
CAPITALIZED BY ONLI $50,000
-------------------------------       --------------------------------
Pres. & Dir.        M. Stohler        Chm. & Dir.         D. O'Maley

V.P. & Dir.         R. Dolan          Pres. & Dir.        J. Palmer

V.P.                C. Carlson        Secretary & Dir.    R. Benedict

Secy. & Dir.        J. Fischer        VP & Dir.           T. Backus

Treas. & Dir.       J. Sander         VP & Dir.           J. Miller

                                      Sr. VP              T. Barefield

                                      VP Oper., Treas.    B. Turner
                                      and Compliance

                                      Asst. Secy.         M. Haverkamp
                                      Asst. Treas.        R. Wichinski
-------------------------------       --------------------------------



-------------------------------------------------------------------------------------------------------------------
                                  THE OHIO NATIONAL LIFE INSURANCE COMPANY/CINCINNATI
                        A STOCK LIFE INSURANCE COMPANY INCORPORATED UNDER THE LAWS OF OHIO
-------------------------------------------------------------------------------------------------------------------

                                        S E P A R A T E  A C C O U N T S
                                        --------------------------------
                                               A  B  C  D  E  F
                                        --------------------------------

-------------------------------    ------------------------------            -------------------------------------
OHIO NATIONAL INVESTMENTS, INC.    THE O.N. EQUITY SALES COMPANY             OHIO NATIONAL LIFE
                                                                             ASSURANCE CORPORATION
AN INVESTMENT ADVISER              AN OHIO CORPORATION                       AN OHIO CORPORATION
CAPITALIZED BY ONLI @ $10,000      A BROKER/DEALER                           A STOCK LIFE INSURANCE COMPANY
                                   CAPITALIZED BY ONLI @ $790,000            CAPITALIZED BY ONLI @ $32,000,000
                                                                             INCORPORATED UNDER THE LAWS OF OHIO
-------------------------------    ------------------------------            ------------------------------------
                                   Chm. & Dir.         D. O'Maley            Chm./Pres/.CEO & Dir.  D. O'Maley
Pres. & Dir.        C. Carlson                                               Sr. VP                 R. Dolan
                                   Pres. & Dir.        J. Palmer             Sr. VP & Dir.          J. Palmer
VP & Dir.           M. Boedeker                                              Sr. VP & Dir.          S. Summers
                                   V.P. & Dir.         D. Twarogowski
VP & Dir.           M. Stohler                                               Sr. VP & Dir.          T. Barefield
                                                                             Sr. VP                 A. Bowen
                                   Secy. & Dir.        M. Haverkamp          Sr. Vice Pres.         D. Cook
Dir.                D. O'Maley                                               Sr. Vice Pres.         G. Smith

Dir.                J. Palmer                                                Treas.                 R. Broadwell

Treasurer           B. Turner      Asst. Sec.          R. Benedict           Vice President         M. Boedeker

                                   VP Oper., Treas.    B. Turner             Vice President         D. Twarogowski
                                   and Compliance

Secretary           R. Benedict                                              Vice President         T. Backus
                                                                             Vice President         G. Pearson
                                                                             Vice President         M. Stohler
VP                  S. Komrska                                               Vice Pres.             J. Houser
                                                                             Vice Pres.             T. Olson
VP                  J. Martin                                                Secy.                  R. Benedict
                                                                             Asst. Secy.            J. Fischer
                                                                             Asst. Actuary          K. Flischel
-------------------------------    ------------------------------           ------------------------------------
                                                                                      SEPARATE ACCOUNT
                                                                            ------------------------------------
                                                                                              R
                                                                                             ---


                                      = Advisor to  Advisor to =
                      --------------------------------------------------------
------------------                    --------------------------------          --------------------------------
ONE FUND, INC.                        O.N. INVESTMENT MANAGEMENT CO.            OHIO NATIONAL FUND

A MARYLAND CORPORATION                AN OHIO CORPORATION                       A MARYLAND CORPORATION
AN OPEN END DIVERSIFIED               A FINANCIAL ADVISORY SERVICE              AN OPEN END DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY         CAPITALIZED BY ONESCO @ $145,000          MANAGEMENT INVESTMENT COMPANY
-----------------------------         --------------------------------          --------------------------------
Pres. & Dir.        J. Palmer         Pres. & Dir.        J. Palmer             Pres. & Dir.        J. Palmer
Vice. Pres.         M. Boedeker                                                 Vice President      M. Boedeker
Vice  Pres.         J. Brom           VP & Dir.           G. Smith              Vice President      J. Brom
Vice Pres.          T. Barefield                                                Vice President      S. Williams
Vice Pres.          S. Williams                                                 Treasurer           D. Taney
Treasurer           D. Taney                                                    Secy. & Dir.        R. Benedict
Secy. & Dir.        R. Benedict       Treasurer           D. Taney              Director            R. Love
Director            R. Love                                                     Director            G. Castrucci
Director            G. Castrucci      Secretary           M. Haverkamp          Director            G. Vredeveld
Director            G. Vredeveld                                                Sr. VP              T. Barefield
---------------------------------     --------------------------------            ---------------------------------

Indemnification

Under the terms of the Operating Agreement, no Manager or officer of the registrant is liable, responsible or accountable in damages or otherwise to the registrant or its members for any action taken on behalf of the registrant within the scope of the authority of the Board of Managers or such officer, or reasonably believed by such person to be within the scope of his or her authority, or for any omission, unless such act or omission was performed or omitted fraudulently or in bad faith or constituted gross negligence, or wanton and willful misconduct. The registrant has agreed, under the terms of its Operating Agreement, to reimburse, indemnify, defend and hold harmless each Manager and officer from and against any loss, expense, damage or injury suffered or sustained by the registrant or its members by reason of any acts or omissions arising out of such person's activities on behalf of the registrant, including, without limitation, any judgment, award, settlement, reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, but excluding loss, expense, damage or injury caused or resulting from any acts or omissions performed or omitted fraudulently or in bad faith or which constitute gross negligence or wanton and willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a manager, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such manager, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Business and Other Connections of the Investment Adviser and Subadviser

Information related to the registrant's investment adviser (Ohio National Investments, Inc.) and the subadviser (First Trust Advisors L.P.) is contained in the registration statement currently on file with the Commission for each entity on Form ADV and is incorporated herein by reference. The file numbers of those registrations are:

     Ohio National Investments, Inc.         File No. 801-51396
     First Trust Advisors L.P.               File No. 801-39950

Principal Underwriters

None

Location of Accounts and Records

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)      Journals and other records of original entry:


                  Firstar Bank, N.A.
                  425 Walnut Street
                  Cincinnati, Ohio 45202





                  Firstar Mutual Fund Services, LLC
                  615 East Michigan Street
                  Milwaukee, Wisconsin


(b)      General and auxiliary ledgers:


                  Firstar Mutual Fund Services, LLC


(c)      Securities records for portfolio securities:


                  Firstar Mutual Fund Services, LLC


(d) Corporate charter (Articles of Organization), Operating Agreement and Minute Books:

                  Ronald L. Benedict, Secretary
                  Dow Target Variable Fund LLC
                  One Financial Way
                  Montgomery, Ohio 45242

(e)      Records of brokerage orders:

                  The Adviser

(f)      Records of other portfolio transactions:

                  The Adviser

(g)      Records of options:

                  The Adviser

(h)     Records of trial balances:


                  Firstar Mutual Fund Services, LLC and the Adviser


(i)     Quarterly records of allocation of brokerage orders and commissions:

                  The Adviser

(j)     Records identifying persons or group authorizing portfolio transactions:

                  The Adviser

(k)     Files of advisory materials

                  The Adviser


Management Services

Not applicable


Undertakings

Not applicable

Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montgomery and State of Ohio on the 26th day of April, 2001.



                                                   DOW TARGET VARIABLE FUND LLC

                                                   By   /s/ JOHN J. PALMER
                                                     -------------------------
                                                     John J. Palmer, President


Attest  /s/ RONALD L. BENEDICT
        -----------------------------
        Ronald L. Benedict, Secretary


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



         Signature                            Title                             Date
         ---------                            -----                             ----
         /s/ JOHN J. PALMER                   President and Manager             April 26, 2001
         ------------------                   (Principal Executive Officer)
         John J. Palmer

         /s/ DENNIS R. TANEY                  Treasurer (Principal Financial    April 26, 2001
         -------------------                  and Accounting Officer)
         Dennis R. Taney

         /s/ RONALD L. BENEDICT               Manager                           April 26, 2001
         ----------------------
         Ronald L. Benedict

         /s/ JAMES E. BUSHMAN                 Manager                           April 26, 2001
         -----------------------
         James E. Bushman

         /s/ ROSS LOVE                        Manager                           April 26, 2001
         -------------
         Ross Love

         /s/ GEORGE M. VREDEVELD              Manager                           April 26, 2001
         -----------------------
         George M. Vredeveld

Exhibit Index

Exhibit           Description
-------           -----------
                  Consent of KPMG LLP

                  Consent of Ronald L. Benedict, Esq.

                  Consent of Jones & Blouch L.L.P.

(h)(1)            Fund Accounting Service Agreement with Firstar Mutual Fund
                  Services, LLC.

(h)(2) Transfer Agency and Service Agreement with Firstar Mutual Fund Services, LLC.

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report for the Dow Target Variable Fund LLC dated February 23, 2001, incorporate by reference herein, and to the use of our name under the heading "Financial Highlights of Dow Target Variable Fund LLC" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information in Post-Effective Amendment No. 3 to File No. 333-64349.


                                                       /s/ KPMG LLP


April 26, 2001
Columbus, Ohio

                             Jones & Blouch  L.L.P.
                                 Suite 410-East
                        1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                                 April 26, 2001

Board of Managers
Dow Target Variable Fund LLC
One Financial Way
Cincinnati, OH 45242


    Re:   Dow Target Variable Fund LLC
          Registration Statement on Form N-1A
          File No. 333-64349
          -----------------------------------

Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Counsel" in the Statement of Additional Information included in Post-Effective Amendment No. 3 under the Securities Act of 1933 to the Registration Statement for Dow Target Variable Fund LLC (File No. 333-64349).


                                        Very truly yours,

                                        /s/ JONES & BLOUCH L.L.P.
                                            --------------------
                                            Jones & Blouch L.L.P.